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                             UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                         Washington, D.C.  20549

                              FORM 8-K

                           Current Report
                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934

Date of report (date of earliest event reported):  November 3, 2000


                  TECHNOLOGY FUNDING PARTNERS III, L.P.
                  -------------------------------------
          (Exact name of Registrant as specified in its charter)

                      Commission File No. 814-48

          Delaware                            94-3033783
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(State or other jurisdiction of    (I.R.S. Employer Identification No.)
incorporation or organization)

2000 Alameda de las Pulgas, Suite 250
San Mateo, California                                            94403
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(Address of principal executive offices)                     (Zip Code)

                              (650) 345-2200
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            (Registrant's telephone number, including area code)

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Item 4.  Changes in Registrant's Certifying Accountant


(b) Engagement of Independent Accountant

The Registrant has engaged the accounting firm of Arthur Andersen LLP as its independent accountant beginning with the six month period ended June 30, 2000. Arthur Andersen LLP was appointed by the Management Committee and approved by the Independent General Partners of the Registrant on November 3, 2000. The appointment is subject to approval by the Limited Partners at their next annual meeting. Prior to its engagement as independent auditor of the Registrant, Arthur Andersen LLP had not been consulted by the Registrant either with respect to the application of accounting principles to a specific transaction or the type of audit opinion that might be rendered on financial statements of the Registrant or on any other matter that was the subject of any prior disagreement between the Registrant and its previous certifying accountants.

As of the date of this filing, Arthur Andersen LLP has completed its review of the Registrant's June 30, 2000 Quarterly Report, Form 10/Q.







                        SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        Technology Funding Partners III, L.P.

                        By:  Technology Funding Inc.
                             Technology Funding Ltd.
                             Managing General Partners

Date:  November 10, 2000  By: /s/ Charles R. Kokesh
                              ---------------------
                                  Charles R. Kokesh
                                  President, Chief Executive Officer,
                                  Chief Financial Officer and Chairman
                                  of Technology Funding Inc. and
                                  Managing General Partner of
                                  Technology Funding Ltd.